Exhibit 10.9

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

TLC BIOPHARMACEUTICALS (H.K.) LIMITED

SHAREHOLDERS’ AGREEMENT

            , 2018

Strictly Confidential	Shareholders’ Agreement

THIS SHAREHOLDERS’ AGREEMENT (as executed and as it may be amended, modified, supplemented or restated from time to time, as provided herein, this “Agreement”), dated as of             , 2018, is entered into among TLC Biopharmaceuticals (H.K.) Limited, a private company incorporated and existing under the laws of Hong Kong (the “Company”, collectively with its subsidiary, the “TLCHK Group”); and Taiwan Liposome Company, Ltd. (“TLC”) and (“JX”), (each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, TLC and JX entered into a Strategic Alliance Agreement on January 22, 2018 (“Strategic Alliance Agreement”), pursuant to which TLC sold to JX and JX purchased from TLC thirty-three point four percent (33.4%) of the existing and outstanding shares of the Company’s Common Stock (the “Sale Shares”);

WHEREAS, the Company and the Shareholders desire to enter into this Agreement to set forth their understanding and agreement as to the shares of the capital stock of the Company (“Shares”) held by the Shareholders, including the voting, tender and transfer of the Shares under the circumstances set forth herein;

WITNESSETH, NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

The capitalized terms not defined herein shall have the meaning set forth in the Strategic Alliance Agreement.

1.	RIGHT OF FIRST OFFER IN CAPITAL INCREASE

1.1	Ordinary Right of First Offer

Subject to (i) Special Right of First Offer as provided in Section 1.2 and (ii) the subscription under the anti-dilution arrangement as provided in Section 6.1, the Shareholders and other shareholders of TLCHK (if any) shall each have a right of first offer to subscribe to additional Shares issued by the Company on a pro-rata basis based on its then shareholding of the Shares in the Company.

1.2	Special Right of First Offer

(a) Upon or prior to the achievement of the First Milestone Event (defined below), JX shall have the right to invest *** in the Company at the pre-closing valuation of ***;

(b) Upon or prior to the achievement of the Second Milestone Event (defined below), JX shall have the right to invest *** in the Company at the pre-closing valuation of ***;

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

(c) Following the closing of JX’s investment following the exercise of its right(s) and provided that there is no other issuance of shares of the Company upon capital increase, JX will own the equity interest percentage in the Company as below, and if there is other issuance of shares or JX does not exercise its right to invest with respect to the First Milestone Event, such percentage shall be adjusted accordingly:

	First Milestone Event	Second Milestone Event
First Milestone Investment	***
Second Milestone Investment		***
Total Shareholding in the Company	***	***

Subject to the compliance with Sections 6.1 and 6.3, in addition to the Special Right of First Offer in connection with achievement of the milestones, JX shall have the right of first offer for the issuance of new Shares based on the subscription amount and valuation decided in good faith by the Board. JX shall be also entitled to exercise its Special Right of First Offer under this Section 1.2 when the Company and TLC enter into a development and technical services agreement in accordance with Section 4.3 of the Commercialization Agreement.

(d) JX shall notify the Company and TLC in writing of its exercise of Special Right of First Offer in the capital increase within *** business days after JX’s receipt of the Company’s notice of the occurrence of either Milestone Event, and complete the payment within *** days thereafter. A “business day” means a day on which licensed banks in Hong Kong and banks in Taiwan are open for business (excluding Saturday and Sunday).

(e) If JX waives or fails to exercise its Special Right of First Offer, or fails to make the payment within the period prescribed above, TLC shall have the right to exercise its right to invest in the Company under the same investment amount and company valuation within *** business days after such waiver or failure and complete the payment within *** days thereafter. If TLC elects not to exercise, or fails to complete the investment within aforementioned period, TLC and JX agree to seek for investment from third party investor(s) to subscribe to the new Shares under the same terms and conditions (including that the third party investors’ consent to be bound by the terms and conditions of this Agreement as a Shareholder) within ***.

(f) The First Milestone Event and Second Milestone Event referred hereto shall mean satisfaction of all the following events after the date of this Agreement with respect to the TLC Products:

(i)	First Milestone Event:

***

(ii)	Second Milestone Event:

***

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

2.	RESTRICTIONS ON SALE

TLC shall not sell, pledge, mortgage, hypothecate, encumber, dispose through one or a series of transaction, or transfer its Shares (“Transfer”) to any person without the prior consent of JX. Except with TLC’s prior written consent, JX shall not transfer the Company’s Shares to any third party which engages in business in competition with, the businesses TLC currently engages in (such third parties, collectively, “TLC Competitors”), or any related party of any of the TLC Competitors or any party controlling any of the TLC Competitors (as defined in International Financial Reporting Standards). It shall be a condition to the closing of the Transfer that the new transferee shall agree to be bound by the terms and conditions of this Agreement as a Shareholder. The other Party shall have the right of first refusal to purchase by itself or through a designee any Shares proposed to be sold by JX or TLC on the same terms and conditions offered to the potential purchaser. Any Change in Control in TLC shall not constitute a Transfer. For purposes of this Agreement, a “Change in Control” with respect to an entity shall mean any merger or acquisition by a third party or a group of third parties acting in coordination of control of more than fifty percent (50%) shares of such entity or sale of all or substantially all of such entity’s assets and businesses.

3.	PROTECTIVE PROVISION

Any TLCHK Group member shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by the TLCHK Group members’ constitutional documents) the written consent or affirmative vote of the holders of at least *** majority of all then outstanding Shares of the Company, given in writing or by vote at a meeting, consenting or voting as a single class on an as converted to ordinary shares basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

***

In addition to the satisfaction of any voting requirements under Company’s Articles of Association, the TLCHK Group shall not ***, or ***, except ***.

For any resolution related to ***.

4.	BOARD COMPOSITION AND MANAGEMENT

4.1	Board Composition

(a)

Immediately after the closing and sale of the Sale Shares, each Shareholder shall vote all of his, her or its respective Shares (whether now owned or hereafter acquired or which the Shareholder may be empowered to vote) and shall cause its nominated directors at the Company’s Board to cause the Company to vote all of its voting power, in whatever manner as necessary to ensure that at each annual or special meeting of shareholders of the Company or its subsidiary at which an election of directors is held, the persons nominated in accordance with this Section 4.1 shall be elected as directors of TLCHK Group members to comprise the full board of directors consisting no more than three (3) authorized directors;

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

(b)

Between TLC and JX, whichever holds greater Shares in the Company shall be entitled to nominate two (2) voting directors in each TLCHK Group member, while the other Shareholder shall be entitled to nominate one (1) voting director in each TLCHK Group member, provided that if TLC and JX hold the same number of Shares in the Company, each of them is entitled to nominate one (1) voting director in each TLCHK Group member. However, any Shareholder holding less than *** of Shares of the Company shall not be entitled to the nomination rights under this Section 4.1(b).

(c)	TLC hereby initially nominates *** as the voting directors of the Company; and *** as the voting directors of TLC Shanghai;

(d)	JX hereby initially nominates *** as the voting director of the Company; and *** as the voting director of TLC Shanghai.

(e)	The Shares held by a Shareholder and its affiliates shall be counted together.

4.2	Management

Immediately after the closing of the sale of the Sale Shares, the General Manager and the Head of Finance/Chief Finance Officer of the Company shall be appointed and engaged by the Board.

5.	COMPULSORY BUY BACK

5.1	Obligation of Buy Back

JX may, upon the occurrence of any of the following triggering events, request TLC to buy back any or all Shares of the Company then held by JX in accordance with the terms and conditions set forth in this Section 5:

***

TLC shall provide a written notice to JX promptly after occurrence of any of the foregoing triggering events.

The buy back price of the Shares shall be ***, except for the buy back under Section 6.7.

5.2	Exercise of Buy Back Obligation

The request for buy back shall be effected by delivery of a written notice by JX to TLC (“Demand Notice”) stating the number of Shares it would sell to TLC (“Buyback Shares”). The buyback demand must be made no later than *** after the later of the occurrence of a triggering event set forth in Section 5.1 or the date on which JX received TLC’s written notice of the triggering event; or JX’s right to make such demand shall be forfeited. TLC shall complete the purchase of the Buyback Shares within *** after receipt of the Demand Notice. TLC shall be entitled to, at its own discretion, to find third party purchasers to acquire the Buyback Shares. No waiver by JX of any of its rights under this Section 5 upon the occurrence of any

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

triggering event shall constitute a subsequent waiver of such rights in the future occurrence of such events or other events.

5.3	Termination of Buy Back Obligation

TLC’s buy back obligations under the trigger events set forth in Sections 5.1(i), (ii) and (iii) shall be terminated if ***.

6.	OTHER COVENANTS

6.1	Anti-Dilution

As long as TLC performs its obligations under the services agreement entered into in accordance with Section 6.1 of the Strategic Alliance Agreement, the Shareholders of the Company shall take any necessary actions to ensure TLC will maintain its shareholding at the Company at *** on a fully diluted, regardless of any future fund raisings without any further contribution of cash or other assets.

6.2	M&A Event

If there is a transaction that if consummated may results in a Change in Control (“M&A Event”) in the Company or TLC Shanghai at a price of at least *** within *** after the execution of this Agreement, the acquirer of the M&A Event shall first pay TLC a preference amount (“TLC Preference Payment”) before it may proceed with the closing of the M&A Event. The Shareholders covenant that they shall not enter into any agreement or commitment *** and shall not vote in favor of such *** a shareholders’ voting is required until *** commits in writing to such TLC Preference Payment. The TLC Preference Payment shall be an amount equal to US$60,000,000 in proportion to the percentage of the assets or shares of the Company or TLC Shanghai to be acquired by the acquirer. By way of example, if ***, then the TLC Preference Payment shall be ***.

6.3	Equity Incentive Plan

JX and TLC agree to establish an equity incentive plan at TLC Shanghai. The equity securities covered in the equity incentive plan shall represent at least *** of the equity interest in TLC Shanghai and the eligible persons shall include TLC Shanghai’s management, operation and technology personnel. Details of the equity incentive grants shall be determined by the Shareholders in accordance with Section 3 hereof.

6.4	Anti-Corruption

The Shareholders hereby undertake that they will comply, and ensure their affiliates (as regulated under the U.S. Foreign Corrupt Practices Act), the Company and TLC Shanghai to comply with the laws of anti-bribery, anti-corruption, books and records, internal control and anti-money laundering adopted in the jurisdictions where such entities have operations, including the U.S. Foreign Corrupt Practices Act.

6.5	Understanding of Intellectual Property Rights

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

TLC covenants not to sue the Company based on any reason for infringement in the China Territory of its intellectual property rights relating to the TLC Products as long as the Company is in full compliance with the agreements entered into between the Company and TLC.

TLC will, jointly with the Company, initiate legal actions against the third party for infringement in the China Territory of its intellectual property rights relating to the TLC Products. The Company has the right to request TLC to participate in or initiate related legal procedures. *** costs and expenses related to such legal procedures.

6.6	Special Provisions for Change of Control

When JX holds more than *** of the Shares of the Company, after occurrence of an M&A Event of TLC, TLC shall no longer have the rights set forth in ***. Any M&A Event undertaken by or in relation to TLC shall in no event affect TLCHK Group’s rights, interests and benefits under the Commercialization Agreement. If TLC after the M&A event ceases to be a Taiwanese company and is no longer bound by the regulations governing the relationship between Taiwanese and Mainland China companies, TLC Hong Kong will be entitled to, as of the closing of such M&A Event, an exclusive, perpetual and fully paid right to commercialize, research and develop and manufacture the TLC Products as stipulated in the Commercialization Agreement that it would not otherwise be entitled to.

6.7	Additional Covenants of TLC

Occurrence of any of the following events shall constitute a special default event (“Special Default Event”):

(i)

As long as JX is in full compliance with this Agreement and as long as the Commercialization Agreement is in effect, TLC grants any rights to any third party to develop or commercialize in the China Territory the TLC Products or Derivative Products or set up any entity or any joint venture entity with a third party to compete with the Company in the China Territory; provided that TLC may grant necessary rights under TLC Products and Derivative Products to the contract research organizations for their performance of services in the China Territory to the extent that they will not jeopardize TLCHK Group’s rights under the Commercialization Agreement; or

(ii)

TLC willfully commits a material breach of this Agreement or any agreement entered into between TLC and the TLCHK Group, which results in any TLCHK Group member’s failure to conduct equity financings, including without limitation, IPO, mergers, acquisitions or external fund raisings.

Upon occurrence of a Special Default Event, JX may demand TLC to buy back Shares under Section 5 (for the avoidance of doubt, Section 5.3 shall not apply to the buy back under this Section 6.7) and the buyback price of the Shares shall be ***, or in lieu of the demand for buyback under Section 5.1, JX may request TLC to, and TLC shall, rectify the breach and pay to JX the higher of (i) the actual damages incurred by JX and (ii) the liquidated damages in the amount equal to ***, which is a genuine pre-

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

estimate of reasonable damages determined in good faith and not a penalty. The Parties agree that damages is not adequate remedy for breach of this Section 6.7 and specific performance or injunction or other appropriate relief may be sought.

JX’s buyback demand under Section 5 shall not prejudice other rights and/or remedies JX is entitled to under the Transaction Agreements.

7.	EFFECTIVE DATE, TERMINATION AND INDEMNITY

7.1

Unless otherwise provided for in this Agreement, this Agreement shall take effect upon the closing and sale of the Sale Shares under the Strategic Alliance Agreement and continue in effect until it is terminated by a written instrument referencing this Agreement and signed by the Company and all Shareholders to this Agreement.

7.2

This Agreement shall terminate and be of no further force or effect immediately prior to the consummation of an IPO of the Company. If this Agreement is terminated pursuant to this Section 7, this Agreement shall become null and void and of no further force and effect. Nothing in this Section 7 shall be deemed to release any Party from any liability for any breach of this Agreement prior to the effective date of such termination.

7.3

A Party shall indemnify the other Party harmless against any losses, penalties, claims, cost and expenses actually incurred by the other Party arising from its breach of, or failure in performance of this Agreement to the extent that they are reasonably foreseeable. TLC shall indemnify JX against any losses, penalties, claims, cost and expenses actually incurred by JX arising from TLC’s breach of, or failure in performance of any agreement with any member of the TLCHK Group to the extent that they are reasonably foreseeable.

8.	MISCELLANEOUS

8.1

No Waiver: Cumulative Remedies. No failure or delay on the part of either Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

8.2

Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, by certified or registered mail (in case of international delivery, by air mail), or by air express courier, or sent by facsimile or delivered to the applicable party at the addresses indicated below:

If to the Company

Attention: ***

Address: ***

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

Facsimile: ***

Telephone: ***

Email: ***

If to TLC

Attention: ***

Address: ***

Facsimile: ***

Telephone: ***

Email: ***

If to JX

Attention: ***

Address: ***

Facsimile: ***

Telephone: ***

Email: ***

All such notices, requests, demands and other communications shall, when mailed or faxed, be effective upon receipt or when transmission acknowledgement is received, addressed as aforesaid; provided, that any such notice, request, demand, or other communication sent by registered or certified mail (or its equivalent) shall be deemed to have been given upon the sooner of the date on which receipt is acknowledged or the expiration of ten (10) days after deposit with a governmental or quasi-governmental agency responsible for the mails, or a courier of international reputation.

8.3

Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the Shareholders and their respective permitted successors and assigns. Neither the Shareholders may assign any of its rights or delegate any of its obligations under this Agreement without the express written consent of the other Shareholders. Any third party shall agree to be bound by this Agreement upon or before it becomes a shareholder of the Company.

8.4

Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior communications, understandings, term sheets or agreements concerning the subject matter hereof; provided, however, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality or nondisclosure agreements executed by the parties hereto prior to the date of this Agreement, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

8.5	Severability. The invalidity or unenforceability of any provision hereto shall in no way affect the validity or enforceability of any other provision.

8.6	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of ***, without giving effect to its conflict of laws rules, policies, and procedures.

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

8.7	Dispute Resolution.

(a)

The Parties shall attempt to resolve amicably through consultation any dispute, controversy, difference or claim arising in any way whatsoever out of or in connection with this Agreement (including, without limitation, claims for set off or counterclaim), the legal relationship established by this Agreement, including any question regarding its existence, interpretation, breach, termination or validity, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement (a “Dispute”). Such consultation shall begin immediately after one party has delivered to the other party a written request for such consultation in respect of the Dispute. If within *** from the date of such written notice (or such longer period as agreed in writing by the parties) any Dispute is not resolved, the Dispute shall be submitted to arbitration in accordance with the following provisions.

(b)

The Dispute shall be referred to and finally resolved by arbitration in *** administered by the *** under the *** (the “Rules”) in force when the Notice of Arbitration is submitted in accordance with the Rules. The Rules are deemed to be incorporated by reference into this clause and are subject to the rest of this clause. The seat of arbitration shall be ***. There shall be three (3) arbitrators. The arbitration proceedings shall be conducted in English. The arbitrator shall be qualified ***. The law of this arbitration clause shall be *** law.

8.8

Fees and Expenses. Each party to this Agreement shall be responsible for its respective fees or expenses incurred in the negotiation and consummation of the transactions contemplated under this Agreement.

8.9	Headings. Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

8.10

Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

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Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first above written.

TLC Biopharmaceuticals (H.K.) Limited

By:
Name: ***
Title: ***

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first above written.

Taiwan Liposome Company, Ltd.

By:
Name: ***
Title: ***

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Strictly Confidential	Shareholders’ Agreement

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first above written.

( )

By:
Name:
Title:

SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.